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                              GENERAL INFORMATION


OFFICERS OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY (AFLIAC)

Mark A. Hug, President and CEO
Edward J. Parry III, Vice President and CFO
J. Kendall Huber, Vice President and General Counsel
John P. Kavanaugh, Vice President and Chief Investment Officer
Mark C. McGivney, Vice President and Treasurer
Charles F. Cronin, Secretary and Counsel

INVESTMENT ADVISERS
A I M Advisors, Inc.
11 Greenway Plaza, Houston, TX 77046
  AIM V.I. Capital Appreciation Fund
  AIM V.I. Premier Equity Fund

Allmerica Financial Investment Management Services, Inc.
440 Lincoln Street, Worcester, MA 01653
   INVESTMENT SUB-ADVISER
   Allmerica Asset Management, Inc.
   440 Lincoln Street, Worcester, MA 01653
     Money Market Fund

INVESTMENT ADVISERS (CONTINUED)
Evergreen Investment Management Company, LLC
200 Berkeley Street, Boston, MA 02116
  Evergreen VA Equity Index Fund
  Evergreen VA Foundation Fund
  Evergreen VA Global Leaders Fund
  Evergreen VA Small Cap Value Fund

Federated Investment Management Company
1001 Liberty Avenue, Pittsburgh, PA 15222
  Federated American Leaders Fund II
  Federated High Income Bond Fund II
  Federated Prime Money Fund II

Fred Alger Management, Inc.
111 Fifth Avenue, New York, NY 10003
  Alger American Growth Portfolio
  Alger American Leveraged AllCap Portfolio
  Alger American Small Capitalization Portfolio

Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
  MFS Investors Trust Series
  MFS Utilities Series

Oppenheimer Funds, Inc.
498 Seventh Avenue, New York, NY 10018
  Oppenheimer Main Street Growth & Income Fund/VA
  Oppenheimer Main Street Small Cap Fund/VA
  Oppenheimer Strategic Bond Fund/VA

Templeton Investment Counsel, LLC
Broward Financial Centre, Fort Lauderdale, FL 33394
  FT VIP Templeton Foreign Securities Fund
  FT VIP Templeton Global Asset Allocation Fund

The Dreyfus Corporation
200 Park Avenue, New York, NY 10166
  Dreyfus Socially Responsible Growth Fund
  Dreyfus VIF Appreciation Portfolio
  Dreyfus VIF Quality Bond Portfolio

One or more funds may not be available under the variable product which you have chosen. Inclusion in this report of a fund which is not available under your contract/policy is not to be considered a solicitation. To identify the funds available through your variable product, please refer to the Product Performance Summary herein.


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                  VARIABLE LIFE INSURANCE PRODUCT INFORMATION

First Union

PRODUCT DESCRIPTION
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These policies are individual flexible premium variable life insurance policies with Death Benefits, Policy Value, and other features traditionally associated with life insurance. The Policy is variable because the policy value will increase or decrease depending on the investment experience of the Sub-Account. Under some circumstances, the Death Benefit may vary with the investment experience of the Sub-Accounts.

PAYMENT SCHEDULE
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These policies are flexible premium because, unlike traditional insurance policies, there is no fixed schedule for premium payments. You may vary the frequency and amount of future premium payments, subject to certain limits, restrictions and conditions set by Company standards and federal tax laws.

CASH VALUE ACCESS
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You may make partial withdrawals, borrow up to the loan value of your policy or surrender the policy for its Surrender Value. Loans and withdrawals will reduce the Policy Value and Death Benefit.

FIXED ACCOUNT INFORMATION
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You may allocate part or all of your Policy Value to the Fixed Account. The
Fixed Account is part of our General Account. We guarantee a minimum rate of interest for Policy Value allocated to the Fixed Account. The minimum interest that we will credit on amounts allocated to the Fixed Account is 4.0% compounded annually. Fixed Account Guarantees are based on the claims-paying ability of the issuer.

DEATH BENEFIT
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The Company will pay a Death Benefit to the Beneficiary when the insured dies while the policy is in effect. The Death Benefit is the Surrender Value of the policy after the final premium payment date.

CHARGES AND FEES
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The following is a brief description of the Charges and Fees associated with the policies. Please see the prospectus for a detailed description of the specific charges that apply to your policy.

Monthly Policy Charges: Charges are deducted monthly to compensate the Company for the anticipated cost of providing Death Proceeds and benefits provided by optional riders, to compensate the Company for administrative, tax and distribution expenses, and for mortality and expense risks. These charges may vary depending on the underwriting class and the number of years from the date of issue of this policy.

Transfers: The Company currently does not restrict the number of transfers among the sub-accounts. The first 12 transfers may be free of charge; subsequent transfers may be charged up to a $25 fee per transfer.

Underlying Fund Expenses: The underlying funds incur investment advisory fees and other expenses which are reflected in the unit values of the variable account. The level of fees and expenses vary among the underlying funds.

Partial Withdrawal Transaction Charge: For each partial withdrawal, the Company assesses a transaction fee of 2% of the amount withdrawn, not to exceed $25.

Optional Guaranteed Death Benefit Rider: A one-time administrative charge of $25 is deducted from Policy Value when the rider is elected.

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Annual Reports dated December 31, 2002, of certain underlying funds are incorporated herein by reference as the reports sent to contract owners of the Allmerica Life Insurance and Annuity Company, Allmerica Separate Account FUVUL (File No. 811-09731), under Section 30b-2 of the Investment Company Act of 1940.

Incorporated by reference herein are certain series of Allmerica Investment Trust filed on Form N-30D on February 26, 2003. Accession number
0000950109-03-000837.